UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	December 5, 2023

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLF	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 5, 2023, the Board of Directors of Tandy Leather Factory, Inc. (the “Company”) authorized the Company’s management to explore a potential sale of the Company’s headquarters/distribution facility and flagship store in Fort Worth, TX (the “HQ Property”).  The Company has entered into an exclusive listing agreement with Stream Realty Partners-DFW, L.P., to act as the Company’s broker for a potential sale of the HQ Property.  The primary purpose of this listing is for the Company, which currently does not utilize all of the space in its distribution facility, to explore whether it might realize greater value from this asset through a sale and subsequent move to other facilities in the Fort Worth area.

There can be no assurance that the Company will find a suitable buyer for the HQ Property or that it will consummate any transaction on terms acceptable to the Company.  The Company may choose to withdraw the property from the market at any time.  If the Company does find and reach agreement with a suitable buyer, it may continue to occupy the HQ Property under a lease for a period of time while it prepares to move to replacement facilities.  If a sale of the HQ Property is consummated, the Company also will consider, but undertakes no obligation, to return a portion of the proceeds (net of expenses and costs associated with finding or occupying new facilities) to its stockholders.

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the SEC, as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “may,” “will,” “could,” “should,” “anticipate,” “believe,” “budgeted,” “expect,” “intend,” “plan,” “project,” “potential,” “estimate,” “continue,” “outlook,” “forecast” or “future,” variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: December 8, 2023	By: /s/ Janet Carr
Janet Carr, Chief Executive Officer